EXECUTION COPY

A-MARK PRECIOUS METALS, INC.

FOURTH AMENDMENT DATED AS OF MARCH 29, 2006 TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999),
AMENDED AND RESTATED INTERCREDITOR AGREEMENT (1999),
AMENDED AND RESTATED GENERAL SECURITY AGREEMENT (1999)
AND GENERAL SECURITY AGREEMENT OF GUARANTORS (1999)
EACH DATED AS OF NOVEMBER 30, 1999,
AND EACH AS AMENDED

THIS FOURTH AMENDMENT is dated as of March 29, 2006 by and among FORTIS CAPITAL CORP., as assignee of MeesPierson, N.V., RZB FINANCE LLC, NATEXIS BANQUES POPULAIRES, NEW YORK. BRANCH and BROWN BROTHERS HARRIMAN
& CO. ("BBH"), (each individually a "Lender" and collectively the "Lenders") and BBH in its capacity as agent for itself as a Lender and all other Lenders (the "Agent") and A-MARK PRECIOUS METALS, INC., a New York corporation (the "Company").

RECITALS

A The Company, A-MARK. HOLDING, INC. and the A-MARK CORPORATION (the "Guarantors"), the Lenders and the Agent are parties to one or more of the: (i) Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the
"Agreement"); (ii) Amended and Restated Intercreditor Agreement (1999) dated as of November
30, 1999 (the "Intercreditor Agreement"); (iii) Amended and Restated General Security Agreement (1999) dated as of November 30, 1999 (the "Security Agreement"); and (iv) General Security Agreement of Guarantors (1999) (the "Guarantor Security Agreement"), as each has been amended by an amendments dated as of August 21,2002, November 30,2003 and November 30, 2004. The capitalized terms used in this Fourth Amendment shall have the meaning given each such term in the Agreement, as amended unless otherwise defined herein.

B. Pursuant to the provisions of the Third Amendment dated as of November 30, .
2004, the Lenders agreed to make advances to the Company, which were to be readvanced to Precious Metals Finance Corporation ("PMFC"), a wholly owned subsidiary of The A-Mark Corporation, for the purpose of enabling PMFC to engage in the business of making loans secured by bullion and/or numismatically valuable or rare coins.

C. Pursuant to the terms of a Stock Purchase Agreement, dated as of July 15, 2005 (the "Purchase Agreement"), (i) Spectrum PMI, Inc. ("Spectrum") purchased all of the issued and outstanding stock of A-Mark Holding, Inc., the owner of all of the issued and outstanding stock of the Company and (ii) The A-Mark Corporation no longer shall be affiliated with the Company.

D. The Company after the effective date of the Purchase Agreement, advised the Lenders that (i) A-Mark Holding, Inc., has been merged into Spectrum, so that the Company is a wholly-owned subsidiary of Spectrum, (ii) The A-Mark Corporation and A-Mark Holding, Inc., are each no longer

Guarantors, (iii) Spectrum is 80% owned by Spectrum Numismatics International, Inc. ("SNI") and 20% owned by Afinsa Bienes Tangibles S.A. through its wholly owned subsidiary Aucentina, S.L. and (iv) SNI is a wholly owned subsidiary of Escala Group Inc., f/k/a, Greg Manning Auctions, Inc. (the "New A-Mark Restructure").

E. The Company has advised the Lenders that as a result of the New A-Mark Restructure, it has organized a wholly owned subsidiary Collateral Finance Corporation, a Delaware Corporation ("CFC"), which shall engage in substantially the same business that PMFC was to do, as described in the Third Amendment, and has requested that the Lenders make advances to the Company which shall be readvanced to CFC, to make loans to its borrowers secured by bullion and/or numismatically valuable or rare coins, which loans and collateral shall be assigned by CFC to the Company and by the Company to the Agent for the benefit of the Lenders.

F. The Company has requested that the Lenders (i) consent to the New A-Mark Restructure, (ii) release the Guarantors from their obligations under the Guaranty; (iii) to terminate the Guarantor Security Agreement and (iv) make advances to the Company which are to be readvanced to CFC, for the purpose described in Recital E above. The Lenders have agreed to do so, in the sole discretion of each Lender, on the terms and conditions set forth in this
Fourth Amendment and their respective loan documents.

G. The Company, the Lenders and the Agent, desire to amend the Agreement, the Facility Documents and the Exhibits and the Schedules annexed to the Agreement to: (i) revise the method of calculating Collateral Value, (ii) substitute CFC for PMFC and delete all references to PMFC in the Agreement, (iii) provide for additional changes, and (iv) terminate the Guaranty and the Guarantor Security Agreement, all on the terms and conditions provided for herein.

H. The foregoing Recitals are incorporated and made a part of this Fourth Amendment and the Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

SECTION 1. AMENDMENTS TO THE AGREEMENT.

The Agreement is hereby amended as follows:

(a) Each clause, subsection or definition which makes reference to "Precious Metals Finance Corporation" or "PMFC" in Section I (Definitions) and Section II(c)(2) (Other Components of Collateral Value) of the Agreement shall be deleted in its entirety, to be replaced by the new provisions set forth in subsections (c) and (e) of Section I of this Fourth Amendment. Each reference to "Guarantor Security Agreement", "Guarantors" and "Guaranty" in the Agreement shall be deleted in its entirety.

(b) Annex A to the Third Amendment is hereby deleted in its entirety.

(c) Section I "Definitions" is hereby amended to add in alphabetical order or modify or delete the following terms:

"Appraisal Value" shall mean the appraisal value of the CFC Collateral, on a liquidation basis, as determined by an independent appraiser acceptable to the Agent and the Lenders.

"Approved Depositories" shall mean (i) any of the depositories or vault facilities listed in Exhibit 1 annexed to this Agreement, which list may be amended from time to time with the prior written approval of the Lenders, (ii) the Foreign Approved Depositories and (iii) the CFC Approved Depositories.

"Bullion Collateral" shall mean any CFC Collateral (other than Numismatic Collateral or
Semi-Numismatic Collateral) which contains a premium over the then Spot Value ofthe fine troy ounce Precious Metal content of any item of such CFC Collateral of 25% or less, which determination is made in the good faith judgment of the Company with the concurrence of the Lenders.

"CFC" shall mean Collateral Finance Corporation, a Delaware corporation qualified to do business in California as a licensed lender and its successors.

"CFC Approved Depositories" shall mean the Professional Coin Grading Service
Division of Collectors Universe, Inc. ("PCGS") and Numismatic Guaranty Corporation ("NGC"), provided, at no time shall the aggregate Appraisal Value of the CFC Collateral held at all locations operated by (i) PCGS exceed $5,000,000 or (ii) NGC exceed $5,000,000. The Company may with the prior written consent of each Lender add or remove CFC Approved Depositories without further amendment of this Agreement, on such terms and conditions as the Lenders shall determine are appropriate.

"CFC Assignment" shall mean an assignment in form annexed as Annex A hereto, executed by CFC to the Company with respect to a CFC Loan, or such other form acceptable to the Agent and the Lenders.

"CFC Borrower" shall mean each person or entity which has received a loan pursuant to a CFC Loan Agreement.

"CFC Collateral" shall mean Bullion Collateral coins, Numismatic Collateral coins and Semi-Numismatic Collateral coins, together with the cash and non-cash proceeds thereof, including any proceeds of insurance.

"CFC Loan" shall mean each loan made by CFC to a CFC Borrower and any renewal or extension thereof.

"CFC Loan Agreement" shall mean each Commercial Finance Loan and Security
Agreement between CFC and a CFC Borrower, as amended from time to time.

"CFC Loan Assignment" shall mean a CFC Loan as to which the Agent has received (a) an executed CFC Assignment, (b) an executed Company Assignment, (c) the CFC Note(s) relating thereto, and (d) a UCC-l Financing Statement related to the CFC Collateral for such CFC Loan, which has been assigned to the Agent, for the benefit of the Lenders, each of which shall be in form acceptable to the Agent.

"CFC Loan Documents" shall mean each CFC Loan Agreement, each CFC Note, each Loan Document as that term is defined in the CFC Loan Agreement, together with a DCC lien search as to the CFC Borrower and each UCC-l Financing Statement filed by CFC naming CFC as secured party, a CFC Borrower as debtor and the Agent, as assignee, with respect to the CFC Collateral, as each may from time to time be amended, restated or renewed and each insurance certificate naming the Agent as loss payee with respect to the CFC Collateral.

"CFC Note" shall mean each promissory note executed by a CFC Borrower, together with any renewal, extension or restatement of same.

"Company Assignment" shall mean an assignment in the form annexed as Annex B hereto, executed by the Company to the Agent with respect to a CFC Loan which has been assigned to the Company pursuant to a CFC Assignment, or such other form acceptable to the Agent and the Lenders.

"Eligible CFC Loan" shall mean each CFC Loan as to which the Agent has received a duly executed CFC Loan Assignment and Company Assignment and the related CFC Loan Documents which shall have been certified by an officer of CFC and the Company as being true and complete copies and is otherwise acceptable to the Agent, provided, in no event shall a CFC Loan be deemed eligible, if (a) it is in excess of $2,000,000, or (b) the aggregate amount outstanding under all CFC Loans as at the date of computation shall be in excess of $1 0,000,000 unless the Agent, on behalf of and with the consent of all the Lenders, shall in writing approve an amount in excess of$10,000,000, or (c) the CFC Loan is secured by non-Bullion Collateral and the aggregate amount of all CFC Loans secured by non-Bullion Collateral (after giving effect to such proposed loan) is more than $5,000,000, or (d) a CFC Loan secured by Bullion Collateral is more than 95% of the Appraisal Value of such Bullion Collateral, or (e) a CFC Loan secured by Numismatic Collateral is more than 75% of the Appraisal Value of such Numismatic Collateral, or (f) a CFC Loan secured by Semi-Numismatic Collateral is more than 85% of the Appraisal Value of such Semi-Numismatic Collateral, (g) the CFC Loan is not in compliance with any of the laws and regulations of the State of California, including, but not limited to those pertaining to usury and the licensing ofCFC as a licensed lender, or (h) the term of the CFC Loan is more than six (6) months, or (i) CFC has granted a lien on any of its rights under such CFC Loan or the CFC Loan Documents to any person other than the Company or the Agent, (j) any material provision of any CFC Loan Document is not valid, binding and enforceable, on and against the CFC Borrower; or the Agent's security interest in the CFC Collateral or the CFC Loan Documents is not a valid and perfected first priority security interest in favor of the Agent; or the CFC Borrower or CFC shall have any defense, setoff or other claim or right to reduce the amount payable under the CFC Loan Documents or CFC's obligations to the Company or any payment default or bankruptcy default shall have occurred with respect to the CFC Borrower or CFC, or (j) the CFC Collateral for such CFC Loan is not held at a CFC Approved Depository which has executed a Depository Agreement under which the Agent shall have the right to take exclusive control over such CFC Collateral, or (k) the Company and CFC have failed to comply with all of the terms and conditions contained in Section IV (J) hereof."

"Numismatic Collateral" shall mean any CFC Collateral (other than Bullion Collateral or
Semi-Numismatic Collateral) which contains a premium over the then Spot Value of the fine troy ounce Precious Metal content of any item of such CFC Collateral of 100% or more, which determination is made in the good faith judgment of the Company with the concurrence of the Lenders.

"Semi-Numismatic Collateral" shall mean any CFC Collateral (other than Bullion Collateral or Numismatic Collateral) which contains a premium over the then Spot Value of the fine troy ounce Precious Metal content of any item of such CFC Collateral of greater than 25% and less than 100%, which determination is made in the good faith judgment of the Company with the concurrence of the Lenders.

"Spot Value" shall mean the value of a particular item of CFC Collateral as determined by reference to a published value as of the date of determination by a reputable recognized source in the Precious Metal industry, acceptable to the Agent.

(d) The term "Facility Documents" shall include each CFC Assignment and Company Assignment, now or hereafter executed and delivered pursuant to this Agreement, as amended from time to time.
(e) Section II(C)(2) (Other Components of Collateral Value) is hereby amended by deleting paragraphs (k) and (1) in their entirety and replacing them with the following:

"(k) an amount equal to (i) 70% of the aggregate principal amount of the then outstanding Eligible CFC Loans secured by CFC Collateral (other than Bullion Collateral), but in no event more than $5,000,000, unless the Agent, on behalf of and with the consent of the Lenders, shall in writing approve an amount in excess of $5,000,000 plus (ii) 80% of the aggregate principal amount of the then outstanding Eligible CFC Loans secured by Bullion Collateral provided that at no time shall the aggregate outstanding amount of all Eligible CFC Loans exceed the lesser of (A) the then outstanding indebtedness of CFC to the Company with respect to CFC Loans and (B) $10,000,000; and

"(l) In no event at any time shall the aggregate amount of the Collateral Value of non CFC Collateral and the Collateral Value of the CFC Collateral shown on such Collateral Report be less than the total amount of the Outstanding Credits as of the date of computation."

(f) The term "Security" as used in the Agreement shall include the CFC Collateral.
(g) The term "this Agreement" as used in the Amended and Restated Collateral Agency Agreement (1999) shall include all of the revisions provided for in this Fourth Amendment.
(h) Section IV (Additional Reporting and Other Requirements) is hereby amended by adding a new paragraph (J), which shall read as follows:

(J) In addition to the other requirements, of this Section IV, the Company shall and/or cause CFC to (i) deposit all CFC Collateral with a CFC Approved Depository, which CFC Approved Depository shall execute and deliver to the Agent a Depository Agreement, (ii) insure all CFC Collateral in amounts and coverage acceptable to the Lenders, which insurance policy shall name the Agent on behalf of the Lenders, as loss payee, (iii) comply with all of the terms and conditions of each CFC Assignment, Company Assignment, CFC Loan Assignment and CFC Loan Document, (iv) deliver to the Agent, a VCC search with respect to each CFC Borrower indicating there are no liens or security interests covering the CFC Collateral of such CFC Borrower except in favor of CFC, the Company or the Agent, (v) not make any CFC Loan which together with then outstanding Eligible CFC Loans would in the aggregate exceed the lesser of (A) the principal amount of$10,000,000 or (B) 25% of the Total Collateral Value as reported on the Company's most recent Collateral Report delivered to the Lenders, (vi) deliver to the Agent and the Lenders at the time of the delivery of each Collateral Report a supplement thereto with respect to the CFC Collateral and CFC Loans in the form of Exhibit 2 annexed hereto, (vii) not make any CFC Loan which by its original terms is payable more than 6 months after its original execution date, (viii) not renew or extend any CFC Note evidencing a CFC Loan for more than 6 months, and (ix) cause each CFC Borrower to consent in writing to the execution and delivery of the CFC Assignment, the Company Assignment and the transactions therein contemplated."

(i) Section X (B) of the Agreement is hereby amended to delete all reference to the
Guarantors, and that notices to the Company shall be addressed and/or transmitted as follows:

A-Mark Precious Metals, Inc.
429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401
Attention: Telecopier:

(j) A new Section XV (California Dispute Resolution) is hereby added, which shall read as follows:

XV. CALIFORNIA DISPUTE RESOLUTION

(A) In the event that pursuant to the non-exclusive jurisdiction provision of Section XIV above, any party hereto commences an action or is required by law to commence an action in the State of California with respect to any controversy, dispute or claim between the parties based upon, arising out of, or in any way relating to: (i) this Agreement or any supplement or amendment thereto; or (ii) any other present or future instrument or agreement between the parties hereto; or (iii) any breach, conduct, acts or omissions of any of the parties hereto or any of their respective directors, officers, employees, agents, attorneys or any other person affiliated with or representing any of the parties hereto; in each of the foregoing cases, whether sounding in contract or tort or otherwise (a "Dispute") shall be resolved exclusively by judicial reference in accordance with Sections 638 et seq. of the California Code of Civil Procedure ("CCP") and Rule 244.1 of the California Rules of Court ("CRC"), subject to the following terms and conditions. (All references in this section to provisions of the CCP and/or CRC shall be deemed to include any and all successor provisions and amendments thereof.)

(B) The reference shall be a consensual general reference pursuant to CCP Sections 638 and 644(a). Unless the parties otherwise agree in writing, the reference shall be to a single referee. The referee shall be a retired Judge of the Los Angeles County Superior Court ("Superior Court") or a retired Justice of the California Court of Appeal or California Supreme Court. Nothing in this section shall be construed to limit the right of a party, pending appointment of the referee, to seek and obtain provisional relief from the Superior Court, including without limitation writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction.

(C) Within fifteen (15) days after a party gives written notice in accordance with this Agreement to all other parties to a Dispute that the Dispute exists, all parties to the Dispute shall attempt to agree on the individual to be appointed as referee. If the parties are unable to agree on the individual to be appointed as referee, the referee shall be appointed, upon noticed motion or ex parte application by any party, by the Superior Court in accordance with CCP Section 640, subject to all rights of the parties to challenge or object to the appointment, including without limitation the right to peremptory challenge under CCP Section 170.6. If the referee (or any successor referee) appointed by the Superior Court is unable, or at any time becomes unable, to serve as referee in the Dispute, the Superior Court shall appoint a new referee as agreed to by the parties or, if the parties cannot agree, in accordance with CCP Section 640, which new referee shall then have the same powers, and be subject to the same terms and conditions, as the predecessor referee.

(D) Venue for all proceedings before the referee, and for any Superior Court proceeding for the appointment of the referee, shall be exclusively within the County of Los Angeles, State of California. The referee shall have the exclusive power to determine whether a Dispute is subject to judicial reference pursuant to this section. Trial, and all proceedings and hearings on dispositive motions, conducted before the referee shall be conducted in the presence of, and shall be transcribed by, a court reporter, unless otherwise agreed in writing by all parties to the proceeding. The referee shall issue a written statement of decision, which shall be subject to objections of the parties pursuant to CRC Rule 232 as if the statement of decision were issued by the Superior Court. The referee's powers include, in addition to those set forth in CCP Sections 638, et seq., and CRC Rule 244.1, (i) the power to grant provisional relief, including without limitation writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, and (ii) the power to hear and resolve all post-trial matters in connection with the Dispute that would otherwise be determined by the Superior Court, including without limitation motions for new trial, reconsideration, to vacate judgment, to stay execution or enforcement, to tax costs, and/or for attorneys' fees. The parties shall, subject to the referee's power to award costs to the prevailing party, bear equally the costs of the reference proceeding, including without limitation the fees and costs of the referee and the court reporter.

(E) The parties acknowledge that (i) the referee alone shall determine all issues of fact and/or law in the Dispute, without a jury, (ii) the referee does not have the power to empanel a jury, (iii) the Superior Court shall enter judgment on the decision of the referee pursuant to CCP Section 644(a) as if the decision were issued by the Superior Court, (iv) the decision of the referee shall not be subject to review by the Superior Court, and (v) the decision of the referee, once entered as a judgment by the Superior Court, shall be binding, final and conclusive, shall have the full force and effect of a judgment of the Superior Court, and shall be subject to appeal to the same extent as a judgment of the Superior Court.

(k) Exhibit 2 is hereby amended to read in its entirety as set forth in Annex C to this
Fourth Amendment.

(l) Notwithstanding anything to the contrary contained in the Agreement, as modified by this Fourth Amendment, CFC Collateral shall not be included in Assigned Collateral and/or Confirmed Collateral but shall be treated as a separate category for purposes of computing Collateral Value on the Collateral Report.

SECTION 2. SECURITY AGREEMENT.

The term "Security" as used in the Security Agreement, shall include the CFC Collateral.

SECTION 3. UCC FINANCING STATEMENTS.

The Company shall cause CFC to file a financing statement with respect to each CFC Loan naming CFC as secured party and the Agent as assignee of the secured party in the appropriate state for each CFC Borrower, to effectuate the security interest granted in the CFC Loans and the CFC Collateral pursuant to each CFC Loan Assignment and Company Assignment.

SECTION 4. AMENDMENTS TO FACILITY DOCUMENTS.

Each reference in any Facility Document and the Intercreditor Agreement to the Collateral Agency Agreement, or words or terms of a similar meaning and the Exhibits relating thereto shall be deemed to incorporate the revisions provided for in this Fourth Amendment.

SECTION 5. EFFECTIVE DATE.

The revisions contained in this Fourth Amendment with respect to the components of the Collateral Value under the Agreement shall become effective upon the execution and delivery by the parties hereto of this Fourth Amendment and the execution and/or delivery of any other documents provided for in this Fourth Amendment.

SECTION 6. CONSENT OF LENDERS

The Agent and the Lenders each hereby (a) consent to the transactions contemplated by the New A-Mark Restructure, (b) release the Guarantors from their obligations under the Guaranty and (c) terminate the Guarantor Security Agreement. The Company agrees to and cause others to execute and deliver all such documents as the Lenders shall reasonably request in connection with the transactions contemplated by the Purchase Agreement and the New A-Mark Restructure.

SECTION 7. MISCELLANEOUS.

(a) The Company hereby represents and warrants that after giving effect to the transactions contemplated by the Purchase Agreement, the New A-Mark Restructure and this Fourth Amendment there exists no default under the Agreement or any Facility Document and the representations and warranties made by it herein and therein are materially true and correct as of the date hereof.

(b) In order to induce the Lenders and the Agent to enter into this Fourth Amendment, the Company agrees not to grant a security interest in or assign any of its rights in any CFC Loan, any CFC Collateral, any CFC Note and any of the CFC Loan Documents to any other person, firm or entity (other than the Agent).

(c) Except as expressly modified by this Fourth Amendment, the Agreement and each Facility Document is, and shall remain, in full force and effect in accordance with its respective terms. Nothing herein shall be deemed to be a waiver by the Lenders or the Agent of any default by the Company or to be a waiver or modification by the Lenders or the Agent of any provision of the Agreement or any Facility Document except for the amendments expressly set forth in this

Fourth Amendment.

(d) This Fourth Amendment may be executed in any number of separate counterparts, each of which shall be an original and all of which taken together shall be deemed to constitute one and the same instrument.

(e) This Fourth Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to conflict of laws principles.

(f) The Company hereby acknowledges and agrees that the Agreement and the Facility Documents as each are amended by this Fourth Amendment are each valid, binding and enforceable in accordance with their respective terms and provisions, and there are no counterclaims, defenses or offsets which may be asserted with respect thereto, or which may in any manner affect the collection or collectibility of any of the Outstanding Credits or any of the principal, interest and other sums evidenced and secured thereby, nor is there any basis whatsoever for any such counterclaim, defense or offset.

(g) The Company agrees to pay or reimburse the Agent for all of the Agent's reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Fourth Amendment and the documents herein contemplated, including, without limitation, the disbursements and fees of counsel to the Agent.

(h) This Fourth Amendment shall not be modified or amended except by a written instrument signed by all of the parties and shall be binding on the respective successors and assigns of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

FORTIS CAPITAL CORP., as Lender
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

FORTIS CAPITAL CORP., as Lender
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

FORTIS CAPITAL CORP., as Lender
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

A-MARK PRECIOUS METALS, INC.
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

FORTIS CAPITAL CORP., as Lender
By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

NATEXIS BANQUES POPULAIRES,
NEW YORK BRANCH, as Lender

By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

RZB FINANCE LLC, as Lender

By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

RZB FINANCE LLC, as Lender

By:____________________________________
Name:
Title:

By:_____________________________________
Name:
Title:

BROWN BROTHERS MARRIMAN & CO.,
as Lender and Agent

By:____________________________________
Name:
Title:

ANNEXA

CFC ASSIGNMENT

Dated:___________________

A-Mark Precious Metals, Inc.
100 Wilshire Blvd.
Santa Monica, CA 90401

Re: CFC Loan and CFC Assignment No.______________

Gentlemen:
The undersigned Collateral Finance Corporation ("CFC") has entered into a Commercial Finance Loan and Security Agreement dated_________________, with_______________(the "CFC Borrower"), as from time to time amended, restated, supplemented or otherwise modified (the "CFC Loan Agreement"). Pursuant to the CFC Loan Agreement CFC has made or shall make loans to the CFC Borrower in a principal amount not to exceed $_______________ at any. one time outstanding (the "CFC Loan"), which are evidenced by the CFC Borrower's promissory note(s) (the "CFC Note") and are secured by the Collateral (as defined in the CFC Loan Agreement).

CFC hereby acknowledges that in order to enable it to make the CFC Loan, A-Mark Precious Metals, Inc. (the "Company") has from time to time made funds available to CFC, which funds are proceeds of loans made to the Company, pursuant to the terms of an Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999, as amended from time to time, among the Company, the Lenders and the Agent (the "Collateral Agency Agreement"). All capitalized terms used herein shall have the meaning given each such term in the Collateral Agency Agreement, unless otherwise defined herein.

As a condition to the Lenders making loans to the Company, which in part are relent to CFC by the Company, CFC has agreed to (a) enter into this CFC Assignment, (b) the reassignment by the Company of all of CFC's rights in and to the CFC Loan, the CFC Loan Documents, the CFC Note and the CFC Collateral, pursuant to the terms of an assignment executed by the Company in favor of the Agent, for the benefit of the Lenders (the "Company Assignment"), and (c) the exercise by the Agent of CFC's rights under the CFC Loan Documents in the event of default by the CFC Borrower, to which the CFC Borrower has consented to in writing.

The Company and CFC each hereby agree as follows:

1. CFC hereby represents, covenants and agrees that:

(a) CFC has delivered to the Company the executed original (i) CFC Loan Agreement, (ii) CFC Note duly endorsed by CFC, (iii) each others CFC Loan Document, (iv) UCC-l Financing Statement filed with respect to the CFC Collateral CFC hereby authorizes the Agent to file a UCC-3 Financing Statement naming the Agent as assignee of CFC, as secured party and (v) consent of the CFC Borrower to the assignment of the CFC Loan Documents to the Company and the Agent, in form satisfactory to the Agent;

(b) CFC shall promptly notify the Agent in writing of any default in the payment of any installment of principal under a CFC Note by the CFC Borrower (a "Default Notice");

(c) CFC shall not terminate or amend any of the CFC Loan Documents without the prior written consent of the Agent or enter into any transaction with the CFC Borrower which might result in a set-off against or deductions from amounts payable under the CFC Loan Documents;

(d) CFC shall not release any CFC Collateral without the prior written consent of the Agent;

(e) CFC shall promptly notify the Agent in writing in the event that (i) there is an Equity Call (as defined in the CFC Loan Documents) and/or (ii) the Appraisal Value of the Collateral is less than the then outstanding CFC Loan for any period of two consecutive days;

(f) After the sending of a Default Notice, CFC shall not exercise any of its rights under the CFC Note and the CFC Loan Agreement with respect to the CFC Collateral unless (i) CFC notifies the Agent, in accordance with paragraph 9 hereof, that it proposes to liquidate the CFC Collateral in accordance with the terms of the CFC Loan Agreement and that the sales price of the CFC Collateral to be realized from such liquidation shall be in an amount equal to, or greater than, the then outstanding CFC Loan, and (ii) the Agent shall give its written consent to such proposed liquidation, provided however, that such written consent of the Agent shall not be required if the Agent, in its sole discretion, determines that a delay in granting such written consent shall result in a material decline in the liquidation value of such CFC Collateral and the liquidation value is in an amount equal to or greater than the then outstanding CFC Loan; and

(g) CFC hereby covenants that (a) at all times the CFC Collateral shall be physically stored only at a CFC Approved Depository, (b) the Agent shall be named as additional insured and loss payee, at no cost to the Agent, in the insurance policy covering the CFC Collateral, (c) the Agent shall have the right, from time to time, during normal business hours, to inspect the CFC Collateral, (d) CFC shall hold the CFC Collateral for the benefit of the Agent and (e) after the sending of a Default Notice CFC shall deliver the Collateral to such person or location as the Agent shall designate in writing.

2. CFC hereby assigns, transfers and sets over to the Company, its successors and assigns (including the Agent) and grants to the Company, arid its successors and assigns (including the Agent) a security interest in, and lien upon, all of CFC's right, title and interest in, under, to and by virtue of (a) the CFC Loan Documents, (b) the CFC Note, (c) all of CFC's right to compel performance by the CFC Borrower of the terms of the foregoing and (d) all of CFC's rights to receive all monies due and to become thereunder or payable by reason thereof.

3.    CFC hereby irrevocably authorizes and empowers the Agent to give notice of this CFC Assignment and the Company Assignment to the CFC Borrower, and to any other person obligated on the CFC Note and after any Lender demands payment from or gives notice of an Event of Default by the Company (a "Company Default") to receive directly all payments or prepayments made by the CFC Borrower.

4. CFC hereby irrevocably authorizes and empowers the Agent after a Company Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the CFC Loan Agreement, the CFC Note or any other CFC Loan Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts, all without the consent of CFC, and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the CFC Loan Agreement and the CFC Note.

5.    CFC further represents and warrants that (a) the CFC Loan Agreements, the CFC Note and each other CFC Loan Document, are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the CFC Loan Agreement, the CFC Note and each other CFC Loan Document, and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, (c) the CFC Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the CFC Note on the date hereof is $____________.

6.    Anything herein contained to the contrary not withstanding, (a) CFC shall remain liable under the CFC Loan Agreement to perform all the obligations assumed by it thereunder, (b) neither the Company nor the Agent shall have any obligation or liability under the CFC Loan Agreement by reason of or arising out of this CFC Assignment nor shall the Company or the Agent be required or obligated in any manner to perform or fulfill any of the obligations of CFC under or pursuant to the CFC Loan Agreement, including, the making of any loans to the CFC Borrower.

7. At any time and from time to time, upon the written request of the Agent, and at the sole expense of CFC, CFC shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this CFC Assignment and of the rights and powers herein granted.

8.    CFC hereby ratifies and confirms the CFC Loan Agreement and represents and warrants that it keeps its records concerning the CFC Loan Agreement, the CFC Note and the CFC Collateral at 100 Wilshire Boulevard, Santa Monica, CA 90401. CFC will not change its state of incorporation, the location of its records, nor the location of the CFC Collateral without the prior written consent of the Agent.

9. All notices to the Agent shall be in writing and shall be sent by CFC by
Telecopier or by overnight next day courier delivery service as follows:

Brown Brothers Harriman & Co.
140 Broadway
New York, NY 10005
Telecopier No.: (212) 493-_____
Attention:

10.    This CFC Assignment shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon the CFC and the Company and their successors and assigns and shall inure to the benefit of their successors and assigns (including the Agent). This CFC Assignment may be executed in counterpart copies.

11.    THE PARTIES EACH HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND CONSENT THAT ANY ACTION OR PROCEEDING HEREUNDER MAYBE BROUGHT IN SUCH COURTS. EACH HEREBY WANE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD THE SAME. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WANES
THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTNE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

12. California Dispute Resolution.

(a) Notwithstanding Section 11 above, with respect to any controversy, dispute or claim brought in the State of California between the parties based upon, arising out of, or in any way relating to: (i) this Agreement or any supplement or amendment thereto; or (ii) any other present or future instrument or agreement between the parties hereto; or (iii) any breach, conduct, acts or omissions of any of the parties hereto or any of their respective directors, officers, employees, agents, attorneys or any other person affiliated with or representing any of the parties hereto; in each of the foregoing cases, whether sounding in contract or tort or otherwise (a "Dispute") shall be resolved exclusively by judicial reference in accordance with Sections 638 et seq. of the California Code of Civil Procedure ("CCP") and Rule 244.1 of the California Rules of Court ("CRC"), subject to the following terms and conditions. (All references in this section to provisions of the CCP and/or CRC shall be deemed to include any and all successor provisions).

(b) The reference shall be a consensual general reference pursuant to CCP Sections 638 and

644(a). Unless the parties otherwise agree in writing, the reference shall be to a single referee. The referee shall be a retired Judge of the Los Angeles County Superior Court ("Superior Court") or a retired Justice of the California Court of Appeal or California Supreme Court. Nothing in this section shall be construed to limit the right of a party, pending appointment of the referee, to seek and obtain provisional relief from the Superior Court, including without limitation writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction.

(c)
Within fifteen (15) days after a party gives written notice in accordance with this Agreement to all other parties to a Dispute that the Dispute exists, all parties to the Dispute shall attempt to agree on the individual to be appointed as referee. If the parties are unable to agree on the individual to be appointed as referee, the referee shall be appointed, upon noticed motion or ex parte application by any party, by the Superior Court in accordance with CCP Section 640, subject to all rights of the parties to challenge or object to the appointment, including without limitation the right to peremptory challenge under CCP Section 170.6. If the referee (or any successor referee) appointed by the Superior Court is unable, or at any time becomes unable, to serve as referee in the Dispute, the Superior Court shall appoint a new referee as agreed to by the parties or, if the parties cannot agree, in accordance with CCP Section 640, which new referee shall then have the same powers, and be subject to the same terms and conditions, as the predecessor referee.

(d) Venue for all proceedings before the referee, and for any Superior Court proceeding for the appointment of the referee, shall be exclusively within the County of Los Angeles, State of California. The referee shall have the exclusive power to determine whether a Dispute is subject to judicial reference pursuant to this section. Trial, and all proceedings and hearings on dispositive motions, conducted before the referee shall be conducted in the presence of, and shall be transcribed by, a court reporter, unless otherwise agreed in writing by all parties to the proceeding. The referee shall issue a written statement of decision, which shall be subject to objections of the parties pursuant to CRC Rule 232 as if the statement of decision were issued by the Superior Court. The referee's powers include, in addition to those set forth in CCP Sections 638, et seq., and CRC Rule 244.1, (i) the power to grant provisional relief, including without limitation writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, and (ii) the power to hear and resolve all post-trial matters in connection with the Dispute that would otherwise be determined by the Superior Court, including without limitation motions for new trial, reconsideration, to vacate judgment, to stay execution or enforcement, to tax costs, and/or for attorneys' fees. The parties shall, subject to the referee's power to award costs to the prevailing party, bear equally the costs of the reference proceeding, including without limitation the fees and costs of the referee and the court reporter.

(e)
The parties acknowledge that (i) the referee alone shall determine all issues of fact and/or law in the Dispute, without a jury, (ii) the referee does not have the power to empanel a jury, (iii) the Superior Court shall enter judgment on the decision of the referee pursuant to CCP Section 644(a) as ifthe decision were issued by the Superior Court, (iv) the decision of the referee shall not be subject to review by the Superior Court, and (v) the decision of the referee, once entered as a judgment by the Superior Court, shall be binding, final and conclusive, shall have the full force and effect of a judgment of the Superior Court, and shall be subject to appeal to the same extent as a judgment of the Superior Court.

[SIGNATURES APPEAR ON NEXT PAGE]

Very truly yours,

COLLATERAL FINANCE
CORPORATION

By:
Name:
Title:
Address:	429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401

AGREED:

A-MARK PRECIOUS METALS, INC.

By:
Name:
Title:
Address:	429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401

Very truly yours,

COLLATERAL FINANCE
CORPORATION

By:
Name:
Title:
Address:	429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401

AGREED:

A-MARK PRECIOUS METALS, INC.

By:
Name:
Title:
Address:	429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401

ANNEXB

COMPANY ASSIGNMENT

Dated:_____________

Brown Brothers Harriman & Co., as Agent
140 Broadway.
New York, NY 10005

Re: CFC Loan and CFC Assignment No.______________

Gentlemen:

The undersigned, A-Mark Precious Metals, Inc. (the "Company") pursuant to the terms of an Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999, as amended from time to time, among the Company, the Lenders, the Agent (the "Collateral Agency Agreement") has executed and delivered this Company Assignment. All capitalized terms used in this Company Assignment shall have the meaning given each such term in the Collateral Agency Agreement, unless otherwise defined herein.

Collateral Finance Corporation, a wholly owned subsidiary of the Company ("CFC") has entered into a Commercial Finance Loan and Security Agreement dated_____________, with _____________ (the "CFC Borrower"), as from time to time amended, restated, supplemental or otherwise modified (the "CFC Loan Agreement"). Pursuant to CFC Loan Agreement, CFC has made or shall make loans to the CFC Borrower in a principal amount not to exceed $________________at anyone time outstanding (the "CFC Loan"), which are evidenced by the CFC Borrower's promissory note(s) (the "CFC Note") and are secured by the Collateral (as defined in the CFC Loan Agreement).

As a condition to the Lenders making loans to the Company, which in part are relent to CFC by the Company, CFC has executed and delivered the CFC Assignment, assigning to the Company of all of CFC's rights in and to the CFC Loan, the CFC Note, the CFC Loan Documents and the Collateral.

The Company hereby agrees as follows:

1.    The Company hereby represents, covenants and agrees that it has delivered to the Agent the executed original (i) CFC Assignment, (ii) CFC Loan Agreement, (iii) CFC Note duly endorsed by CFC and the Company, (iv) acknowledged UCC-l Financing Statement filed with respect to the CFC Collateral and (v) the other Loan Documents. The Company hereby authorizes the Agent to file a UCC-3
Financing Statement naming the Agent as assignee of CFC, as secured party.

2.    The Company hereby assigns, transfers and sets over to the Agent (for the benefit of the Lenders), its successors and assigns and grants to the Agent (for the benefit of the Lenders), and its successors and assigns a security interest in, and lien upon, all of CFC's and the Company's right, title and interest in, under, to and by virtue of (a) the CFC Loan Documents, as the same maybe amended or supplemented from time to time, (b) the CFC Note, (c) the other CFC Loan Documents, (d) all of

CFC's and the Company's right to compel performance by the CFC Borrower of the terms of the foregoing, (e) all of the CFC Collateral and the proceeds thereof, and (f) all of CFC's right to receive all monies due and to become thereunder or payable by reason thereof.

3.    The Company hereby irrevocably authorizes and empowers the Agent to give notice of this Company Assignment to the CFC Borrower, and to any other person obligated on the CFC Note and after any Lender demands payment from or gives notice of an Event of Default by the Company (a "Company Default") to receive directly all payments or prepayments made by the CFC Borrower. The Collateral shall be included in the Security and in the event of a Company Default the Agent shall have all of the rights and remedies with respect thereto as provided for in the Facility Documents.

4.    The Company hereby irrevocably authorizes and empowers the Agent after a Company Default in its name or otherwise, to demand, receive and collect, and to give acquittance for the payment of any and all amounts, paid or to be paid under or pursuant to the CFC Loan Agreement the CFC Note, and any other CFC Loan Document, or to file any claims and to commence, maintain or discontinue any actions, suits or other proceedings which the Agent deems advisable, in order to collect or enforce payment of such amounts, to settle, adjust and compromise any and all disputes or claims in respect to such amounts and to endorse any and all checks, drafts or other orders or instruments for the payment of money which shall be issued in respect to amounts due pursuant to or under the CFC Loan Agreement, the CFC Note and any other CFC Loan Document.

5.    The Company further represents and warrants that (a) the CFC Loan Agreement, the CFC Note and each other CFC Loan Document are each in full force and effect and each constitutes the valid, binding and enforceable obligation of each person who is a party thereto, (b) it has not assigned, pledged, transferred or granted a security interest in or otherwise encumbered any of its rights arising under or by virtue of the CFC Loan Agreement, the CFC Note or any other CFC Loan Document and it will not assign, pledge, transfer, grant a security interest in or otherwise encumber any such rights except as provided herein, (c) the CFC Note is not subject to any offset, defense or counterclaim, and (d) the unpaid principal amount of the CFC Note on the date hereof is $__________________.

6.    At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Company, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action, as the Agent may reasonably request in order to obtain for the Agent the full benefits of this Company Assignment, the CFC Assignment and of the rights and powers herein and therein granted.

7.        This Company Assignment shall (a) be governed and construed in accordance with the internal laws of the State of New York without regard to conflict of laws principles, (b) remain in full force and effect until terminated in a written instrument signed by the Agent, and (c) be binding upon the Company and its successors and assigns and shall inure to the benefit of the agent and their successors and assigns.

8.    THE PARTIES EACH HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND CONSENT THAT ANY ACTION OR PROCEEDING HEREUNDER MAYBE BROUGHT IN SUCH COURTS. EACH HEREBY WANE ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO

PLEAD THE SAME. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAlVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ANY OF THE PARTIES HERETO; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF ANY OF THE PARTIES HERETO OR ANY OF THEIR RESPECTNE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING ANY OF THE PARTIES HERETO; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

9. California Dispute Resolution.

(a) Notwithstanding Section 8 above, with respect to any controversy, dispute or claim brought in the State of California between the parties based upon, arising out of, or in any way relating to: (i) this Agreement or any supplement or amendment thereto; or (ii) any other present or future instrument or agreement between the parties hereto; or (iii) any breach, conduct, acts or omissions of any of the parties hereto or any of their respective directors, officers, employees, agents, attorneys or any other person affiliated with or representing any of the parties hereto; in each of the foregoing cases, whether sounding in contract or tort or otherwise (a "Dispute") shall be resolved exclusively by judicial reference in accordance with Sections 638 et seq. of the California Code of Civil Procedure ("CCP") and Rule 244.1 of the California Rules of Court ("CRC"), subject to the following terms and conditions. (All references in this section to provisions of the CCP and/or CRC shall be deemed to include any and all successor provisions).

(b) The reference shall be a consensual general reference pursuant to CCP Sections 638 and 644(a). Unless the parties otherwise agree in writing, the reference shall be to a single referee. The referee shall be a retired Judge of the Los Angeles County Superior Court ("Superior Court") or a retired Justice of the California Court of Appeal or California Supreme Court. Nothing in this section shall be construed to limit the right of a party, pending appointment of the referee, to seek and obtain provisional relief from the Superior Court, including without limitation writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction.

(c) Within fifteen (15) days after a party gives written notice in accordance with this Agreement to all other parties to a Dispute that the Dispute exists, all parties to the Dispute shall attempt to agree on the individual to be appointed as referee. If the parties are unable to agree on the individual to be appointed as referee, the referee shall be appointed, upon noticed motion or ex parte application by any party, by the Superior Court in accordance with CCP Section 640, subject to all rights of the parties to challenge or object to the appointment, including without limitation the right to peremptory challenge under CCP Section 170.6. If the referee (or any successor referee) appointed by the Superior Court is unable, or at any time becomes unable, to serve as referee in the Dispute, the Superior Court shall appoint a new referee as agreed to by the parties or, if the parties cannot agree, in accordance with CCP Section 640, which new referee shall then have the same powers, and be subject to the same terms and conditions, as the predecessor referee.

(d) Venue for all proceedings before the referee, and for any Superior Court proceeding for the appointment of the referee, shall be exclusively within the County of Los Angeles, State of California. The referee shall have the exclusive power to determine whether a Dispute is subject to judicial reference pursuant to this section. Trial, and all proceedings and hearings on dispositive motions, conducted before the referee shall be conducted in the presence of, and shall be transcribed by, a court reporter, unless otherwise agreed in writing by all parties to the proceeding. The referee shall issue a written statement of decision, which shall be subject to objections of the parties pursuant to CRC Rule 232 as if the statement of decision were issued by the Superior Court. The referee's powers include, in addition to those set forth in CCP Sections 638, et seq., and CRC Rule 244.1, (i) the power to grant provisional relief, including without limitation writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, and (ii) the power to hear and resolve all post-trial matters in connection with the Dispute that would otherwise be determined by the Superior Court, including without limitation motions for new trial, reconsideration, to vacate judgment, to stay execution or enforcement, to tax costs, and/or for attorneys' fees. The parties shall, subject to the referee's power to award costs to the prevailing party, bear equally the costs of the reference proceeding, including without limitation the fees and costs of the referee and the court reporter.

(e) The parties acknowledge that (i) the referee alone shall determine all issues of fact and/or law in the Dispute, without a jury, (ii) the referee does not have the power to empanel a jury, (iii) the Superior Court shall enter judgment on the decision of the referee pursuant to CCP Section 644(a) as if the decision were issued by the Superior Court, (iv) the decision of the referee shall not be subject to review by the Superior Court, and (v) the decision of the referee, once entered as a judgment by the Superior Court, shall be binding, final and conclusive, shall have the full force and effect of a judgment of the Superior Court, and shall be subject to appeal to the same extent as a judgment of the Superior Court.

Very truly yours,

COLLATERAL FINANCE
CORPORATION

By:
Name:
Title:

By:
Name:
Title:
Address:	429 Santa Monica Boulevard
Suite 230
Santa Monica, CA 90401

ANNEX C

EXHIBIT 2

COLLATERAL REPORT
(INCLUDING CFC COLLATERAL)

FAXED AND MAILED ON	A-MARK WEEKLY COLLATERAL REPORT
3RD BUSINESS DAY EACH WEEK		Prepared By:
	(AS OF CLOSE OF BUSINESS_______)	Reviewed By:

A-Mark Precious Metals, Inc. represents to the Agent and Lenders that the information contained in this report is true and correct as of the date of this report.

Signed by __________________________________________________________ Date __________________________
Thor Gjerdrum, Chief Financial Officer

FOR INTERNAL USE ONLY BY A-MARK PRECIOUS METALS, INC.

A-MARK WEEKLY COLLATERAL REPORT

A-MARK WEEKLY COLLATERAL REPORT